UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 7, 2012

HEALTHCARE SERVICES GROUP, INC.

(Exact name of registrant as specified in its charter)

Pennsylvania	0-12015	23-2018365
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3220 Tillman Drive-Suite 300, Bensalem, Pennsylvania 19020

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: 215-639-4274

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On February 7, 2012 Healthcare Services Group, Inc. issued a press release (the “Press Release”) announcing its earnings for the three month period and year ended December 31, 2011. A copy of the Press Release is being furnished hereto as Exhibit 99.1 and is hereby incorporated by reference to this Current Report.

The information contained herein shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended or the Exchange Act.

Item 9.01 Financial Statements and Exhibits.

(a)	Not applicable

(b)	Not applicable

(c)	Not applicable

(d)	Exhibits. The following exhibit is being furnished herewith:

99.1	Press Release and financial tables, dated February 7, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEALTHCARE SERVICES GROUP, INC.

February 8, 2012	/s/ Richard W. Hudson
Date	Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit:

99.1	Press Release and financial tables dated February 7, 2012 issued by Healthcare Services Group, Inc.